UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 25, 2019

COUSINS PROPERTIES INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Georgia	001-11312	58-0869052
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 Peachtree Street NE, Suite 1800 Atlanta, Georgia	30326
(Address of Principal Executive Offices)	(Zip code)

(404) 407-1000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 25, 2019, Cousins Properties Incorporated, a Georgia corporation (the “Company”), TIER REIT, Inc., a Maryland corporation (“TIER”) and Murphy Subsidiary Holdings Corporation, a Maryland corporation and wholly owned subsidiary of the Company (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which TIER will merge with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving corporation of the Merger and a wholly owned subsidiary of the Company.

Pursuant to the Merger Agreement, upon the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of TIER common stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time will be converted into the right to receive 2.98 newly issued shares of common stock, par value $1 per share, of the Company.

As of immediately prior to the Effective Time, each outstanding award of restricted shares and restricted stock units in respect of TIER common stock will become fully vested in accordance with their terms and will otherwise be treated in the same manner as any other share of TIER common stock at the Effective Time. Pursuant to the Merger Agreement, as of immediately prior to the Effective Time, with respect to each outstanding award of performance-based restricted stock units in respect of TIER common stock, performance will be determined to be achieved as set forth under the applicable award agreement.

The respective boards of directors (the “Board of Directors”) of the Company and TIER have unanimously approved the Merger Agreement.  The Board of Directors of the Company has unanimously agreed to recommend that the stockholders of the Company approve the issuance of Company common stock in connection with the Merger (the “Company Stock Issuance Approval”).  In addition, the Board of Directors of TIER has unanimously agreed to recommend that the stockholders of TIER approve the Merger (the “TIER Stockholder Approval”).

At the closing of the Merger, two members of the Board of Directors of TIER, consisting of Scott W. Fordham and one independent director on the Board of Directors of TIER to be mutually agreed by the parties, will be appointed to the Board of Directors of the Company.

The closing of the Merger is subject to satisfaction or waiver of certain conditions, including: (1) the receipt of the TIER Stockholder Approval; (2) the receipt of the Company Stock Issuance Approval; (3) approval for listing on the New York Stock Exchange of the Company common stock to be issued in the Merger; (4) absence of any temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing consummation of the Merger; (5) accuracy of each party’s representations and warranties, subject in most cases to materiality or material adverse effect qualifications; (6) material compliance with each party’s covenants; (7) receipt by each of the Company and TIER of an opinion to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and of an opinion as to the qualification of the Company and TIER, respectively, as a real estate investment trust (“REIT”) under the Code; and (8) effectiveness of the registration statement that will contain the joint proxy statement/prospectus sent to Company and TIER stockholders.

The Merger Agreement contains customary representations and warranties by each party.

The Company and TIER have also agreed to various customary covenants and agreements, including, among others, to conduct their business in the ordinary course consistent with past practice during the period between the execution of the Merger Agreement and the Effective Time and to maintain REIT status.

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time, TIER will be subject to certain restrictions on its ability to solicit alternative transaction proposals from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative transaction proposals, subject to customary exceptions.

The Merger Agreement contains certain termination rights for the Company and TIER.  The Merger Agreement can be terminated by mutual written consent, or by either party (1) if there is a final, non-appealable order, decree or ruling permanently enjoining or otherwise prohibiting the consummation of the Merger; (2) if the Merger has not been consummated by October 31, 2019; (3) if the Company’s stockholders fail to approve the issuance of Company common stock in connection with the Merger or TIER’s stockholders fail to approve the Merger; or (4) if the other party has breached its representations, warranties or covenants in a way that prevents satisfaction of a closing condition, subject to a cure period.  In addition, the Company may terminate the Merger Agreement if the Board of Directors of TIER changes its recommendation with respect to the Merger, or upon a willful breach by TIER of its obligations not to solicit alternative transaction proposals.  TIER may terminate the Merger Agreement in order to enter into a definitive agreement with respect to a Superior Proposal (subject to compliance with certain terms and conditions included in the Merger Agreement).

If the Merger Agreement is terminated because (1) the Board of Directors of TIER changes its recommendation in respect of the Merger; (2) TIER terminates the Merger Agreement to enter into a definitive agreement with respect to a Superior Proposal; or (3) TIER consummates or enters into an agreement for an alternative transaction within twelve months following termination under certain circumstances, TIER must pay a termination fee of the lesser of $45,500,000 or the maximum amount that could be paid to the Company without causing it to fail to meet the REIT requirements for such year.  Any unpaid amount of the termination fee payable by Company will be escrowed and paid out over a five-year period.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement.  They are not intended to provide any other factual information about the Company, TIER, Merger Sub or their respective subsidiaries or affiliates or stockholders.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors.  Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, TIER or Merger Sub or any of their respective subsidiaries, affiliates, businesses, or stockholders.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company, TIER or Merger Sub.  Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about the Company or TIER and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the Securities and Exchange Commission (the “SEC”).

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to historical information, this Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which the Company and TIER operate and beliefs of and assumptions made by Company management and TIER management, involve uncertainties that could significantly affect the financial or operating results of the Company, TIER or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Such forward-looking statements include, but are not limited to, projections of earnings, statements of plans for future operations or expected revenues, statements about the benefits of the transaction involving the Company and TIER, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transaction to stockholders, employees, tenants and other constituents of the combined company, rent and occupancy growth, development activity and changes in sales or contribution volume of developed properties, integrating our companies, cost savings, the expected timetable for completing the proposed transaction, general conditions in the geographic areas where we operate and the availability of capital in existing or new property funds — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with (i) national, international, regional and local economic climates, (ii) changes in financial markets, interest rates and foreign currency exchange rates, (iii) increased or unanticipated competition for our properties, (iv) risks associated with acquisitions, (v) the potential liability for a failure to meet regulatory requirements, including the maintenance of real estate investment trust status, (vi) availability of financing and capital, (vii) changes in demand for developed properties, (viii) risks associated with achieving expected revenue synergies or cost savings, (ix) risks associated with the ability to consummate the transaction and the timing of the closing of the transaction, (x) the ability to successfully integrate our operations and employees following the closing of the transaction, (xi) material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities, (xii) potential changes to tax legislation, (xiii) adverse changes in financial condition of joint venture partner(s) or major tenants, (xiv) risks associated with the acquisition, development, expansion, leasing and management of properties, (xv) the potential impact of announcement of the proposed transaction or consummation of the proposed transaction on relationships, including with tenants, employees and customers; the unfavorable outcome of any legal proceedings that have been or may be instituted against the Company or TIER, (xvi) significant costs related to uninsured losses, condemnation, or environmental issues, (xvii) the ability to retain key personnel, (xviii) the amount of the costs, fees, expenses and charges related to the proposed transaction and the actual terms of the financings that may be obtained in connection with the proposed transaction, and (xix) those additional risks and factors discussed in reports filed with the SEC by the Company and TIER from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K and 10-Q. Except to the extent required by applicable law or regulation, each of the Company and TIER disclaims any duty to update any forward-looking statements contained in this Current Report on Form 8-K or to otherwise update any of the above-referenced factors.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, the Company will file with the SEC a registration statement on Form S-4 to register the shares of Company common stock to be issued in connection with the merger.  The registration statement will include a joint proxy statement/prospectus which will be sent to the stockholders of the Company and TIER seeking their approval of their respective transaction-related proposals.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, TIER AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from the Company at its website, www.cousins.com, or from TIER at its website, www.tierreit.com.  Documents filed with the SEC by the Company will be available free of charge by accessing the Company’s website at www.cousins.com under the heading Investor Relations, or, alternatively, by directing a request by telephone or mail to the Company at 3344 Peachtree Road NE, Suite 1800, Atlanta, GA 30326, and documents filed with the SEC by TIER will be available free of charge by accessing TIER’s website at www.tierreit.com under the heading Investor Relations or, alternatively, by directing a request by telephone or mail to TIER at 5950 Sherry Lane, Suite 700, Dallas, Texas 75225.

PARTICIPANTS IN THE SOLICITATION

The Company and TIER and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of TIER and the Company in respect of the proposed transaction under the rules of the SEC. Information about TIER’s directors and executive officers is available in TIER’s proxy statement dated April 9, 2018 for its 2018 Annual Meeting of Stockholders, and certain of its Current Reports on Form 8-K. Information about the Company’s directors and executive officers is available in the Company’s proxy statement dated March 14, 2019 for its 2019 Annual Meeting of Stockholders, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from TIER or the Company using the sources indicated above.

NO OFFER OR SOLICITATION

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated March 25, 2019, by and among TIER REIT, Inc., Cousins Properties Incorporated and Murphy Subsidiary Holdings Corporation

* Pursuant to Item 601 (6)(2) of Regulation S-K, the Disclosure Letters to the Merger Agreement (identified therein) have been omitted from this Report and will be furnished to the SEC supplementally upon request.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUSINS PROPERTIES INCORPORATED

Date: March 25, 2019	By:	/s/ Pamela Roper
		Name:	Pamela Roper
		Title:	Executive Vice President and General Counsel